                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  (X)

Filed by a Party other than the Registrant ( )

( ) Preliminary Proxy Statement            ( ) Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
(X) Definitive Proxy Statement

( ) Definitive Additional Materials

( ) Soliciting Material Pursuant to Rule 14a-11(C) or Rule 14a-12

                                 SERACARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(i) and 0-11.
    (1)  Title of each class of securities to which transaction applies:
         ---------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:
         ---------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ---------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:
         ---------------------------------------------------------------------
    (5)  Total fee paid:
         ---------------------------------------------------------------------
( ) Fee paid previously with preliminary materials:__________________________
( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount previously paid:
         ---------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------------
    (3)  Filing Party:
         ---------------------------------------------------------------------
    (4)  Date Filed:
         --------------------------------------------------------------------

                                 SERACARE, INC.
                       1925 Century Park East, Suite 1970
                          Los Angeles, California 90067
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 1, 1999
                       -----------------------------------

      The Annual Meeting of Stockholders of SeraCare, Inc. will be held on Wednesday, December 1, 1999 at 9:00 AM local time at the Corporate Offices located at 1925 Century Park East, Suite 1970. The purpose of the meeting is:

1. To elect eight directors to serve one-year terms and until their successors are duly elected and qualified.

2. To consider and act upon such other business and matters or proposals as may properly come before said Annual Meeting or any adjournment thereof.


      The Board of Directors has fixed the close of business on October 22, 1999 as the record date for determining the stockholders having the right to receive notice of and to vote at said Annual Meeting.

                                              By Order of the Board of Directors

                                              Jerry L. Burdick
                                              Secretary

      Los Angeles, California
      October 22, 1999

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                 SERACARE, INC.
                           --------------------------
                                 PROXY STATEMENT
                           --------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             ----------------------
                                DECEMBER 1, 1999

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of SeraCare, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying Notice of Annual Meeting, on Wednesday, December 1, 1999 at 9:00 AM local time (the "Annual Meeting"). The purposes of the meeting are:

- To elect eight directors to serve a term of one year and until their successors are duly elected and qualified.


- To consider and act upon such other business and matters or proposals as may properly come before said Annual Meeting or any adjournment thereof.

If a stockholder specifies in the Proxy accompanying this Proxy Statement (the "Proxy") how it is to be voted, it will be voted in accordance with such specification, but any Proxy which is signed and returned and which does not specify how it is to be voted will be voted: (i) for the election of the nominees for directors named herein; and (ii) in the discretion of the persons named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any stockholder giving a Proxy in the accompanying form retains the power to revoke it at any time before it is exercised by delivering a written revocation to the Secretary of the Company, by executing and returning to the Company a proxy bearing a later date or by attending the Annual Meeting and voting his or her shares in person. Any stockholder who attends the Annual Meeting in person will not be deemed thereby to revoke the stockholder's Proxy unless such stockholder affirmatively indicates his or her intention to vote the shares in person.

The Company's principal executive offices are located at 1925 Century Park East, Suite 1970, Los Angeles, California. The Company mailed this Proxy Statement and the Proxy on or about October 29, 1999 to its stockholders of record at the close of business on October 22, 1999.

                ANNUAL REPORT AND INDEPENDENT PUBLIC ACCOUNTANTS

The Company's Annual Report to Stockholders for the fiscal year ended February 28, 1999, including financial statements and the report of BDO Seidman LLP thereon, is being mailed herewith to each of the Company's stockholders of record at the close of business on October 22, 1999. At present the Company does not anticipate that a representative of BDO Seidman LLP will be at the meeting.

It is the practice of the Company's Board of Directors at its first meeting following the Annual Meeting of Stockholders to approve independent certified public accountants for the next twelve months. The Audit Committee is currently evaluating selection alternatives for the year ending February 28, 2000.

                                     VOTING

The holders of record of shares of Common Stock of the Company at the close of business on October 22, 1999 may vote at the Annual Meeting. On that date, there were 8,369,418 shares of Common Stock outstanding and entitled to vote, and a majority, or 4,184,709 of these shares, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not treated as a vote cast on any matter.

As long as a quorum is present in person or by proxy at the Annual Meeting, the Directors shall be elected by a plurality of the votes cast at the Annual Meeting, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected.

INFORMATION AS TO ELECTION OF DIRECTORS

The Company's By-laws provide that the Board of Directors shall consist of not less than one or such other number as may be determined from time to time by the Board of Directors of the Company at a duly held meeting thereof. The Board of Directors has currently fixed the number of directors at eight. In the event that any of the nominees becomes unavailable (which is not now anticipated by the Company), the vacancy shall be filled by a vote of a majority of the remaining directors then in office, to serve until the next Annual Meeting of Stockholders or Special Meeting of Stockholders or until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Each of the following directors has been nominated for reelection at the Annual
Meeting:

BARRY D. PLOST, age 53, has served as Chairman, President and Chief Executive Officer of the Company since February 6, 1996. Prior to joining the Company, Mr. Plost was a Management Consultant with the management consulting firm of David Barrett, Inc. for the period January 1995 until February 6, 1996. Mr. Plost was President and Chief Executive Officer of Country Wide Transport Services, Inc., a logistics company, from 1991 through 1994, and President and Chief Operating Officer of Freymiller Trucking, Inc., a trucking company, from 1979 through 1991.

JERRY L. BURDICK, age 60, has served as Executive Vice President, Secretary and a Director since December 1, 1995 and served as the Chief Financial Officer from December 1, 1995 until September 8, 1999, when he assumed the responsibilities of Executive Vice President of Administration. From August 1993 through November 1995, Mr. Burdick was a consultant to SeraCare, Inc. and served as the acting Controller and Chief Financial Officer. Mr. Burdick is a Certified Public Accountant in the State of California and has held senior financial positions at various companies including International Rectifier Corporation and Getty Oil Company.

SAM ANDERSON age 63, was elected a Director effective April 16, 1996. Since April of 1996, Mr. Anderson has also been a consultant to SeraCare, Inc. From March 1990 to March 1991, Mr. Anderson served as president of Trancel, Inc., a start-up bio-tech development company and prior to that served as Chairman and Chief Executive Officer of Alpha Therapeutic Corporation, a manufacturer of pharmaceutical products and one of the largest plasma collection company and fractionator in the world, until he retired in February 1990.

M. EZZAT JALLAD, age 37, was elected a Director effective October 28, 1996. Mr. Jallad has been President of ACQUEST Corporation since June 1995. Previously, he was Executive Vice President of FCIM Corporation, a financial consulting firm, from April 1988 to May 1995.

DR. NELSON TENG, age 51, was elected a Director effective January 29, 1997. Dr. Teng has been the Director of Gynecologic Oncology and Associate Professor of Gynecology and Obstetrics at Stanford University School of Medicine since 1981. Dr. Teng also co-founded ADEZA Biomedical in 1984, and UNIVAX Biologics in 1988. In addition, Dr. Teng has served as a scientific advisor and consultant to several biotechnology companies and venture capital firms and has authored over 100 publications and 15 patents. Dr. Teng serves on several other boards of directors.

MICHAEL F. CROWLEY, SR., age 56, was elected a Director effective April 15, 1998 and has also served as President of the Western States Plasma Division of the Company since February 1998. Mr. Crowley founded Western States Group in 1983. Prior to that, Mr. Crowley worked for 12 years for Baxter International, Inc. from 1970 to 1982 and served first as Sales and Operations Manager in Baxter's international division in England and later as Director of Operations for Baxter's diagnostic division, Hyland Laboratories, a pharmaceutical company.

WILLIAM J. CONE, age 49, was elected a Director effective April 15, 1998 and has also served as President of the Consolidated Technologies Division of the Company since February 1998. Mr. Cone joined Consolidated Technologies, Inc. in 1972 (three years after his father founded the company in 1969) and was President and sole shareholder of the company from 1988 until February 1998. Mr. Cone attended Southwest Texas State University where he majored in microbiology.

ROBERT J. CRESCI, age 55, was elected a Director effective April 15, 1998 and has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since 1990. Mr. Cresci currently serves on the boards of EIS International, Inc., Sepracor, Inc., Arcadia Financial, Ltd., Aviva Petroleum Ltd., Film Roman, Inc., Quest Education Corporation, Castle Dental Centers, Inc., Candlewood Hotel Co. Inc., SeraCare, Inc., and several private companies.


              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

The Board of Directors of the Company, which held nine meetings during the fiscal year ended February 28, 1999, has the following committees:

The COMPENSATION COMMITTEE consists of Messrs. Jallad and Anderson. It is the responsibility of the Compensation Committee: to administer the 1998 Stock Option Plan; to administer the Company's bonus plans; to determine the compensation of the Chief Executive Officer and other executive officers of the Company; and to advise the Board of Directors on compensation matters.

The AUDIT COMMITTEE consists of Messrs. Cresci, Teng and Jallad. It is the responsibility of the Audit Committee: to make recommendations to the Board of Directors with regard to the selection of the Company's independent auditors; to review the Company's financial statements and the results of the independent audit; to review the adequacy of internal controls; and to advise the Board of Directors on any such matters as may need corrective action.

Each director of the Company attended more than 75% of the aggregate of (1) all meetings of the Board held during the period during which he or she was a director and (2) all meetings of each committee of which he or she was a member during the fiscal year just ended.

Each non-employee director is reimbursed for the out-of-pocket costs of attending meetings of the Board. The Company has paid no annual fees or attendance fees to directors, but has granted stock options to non-employee directors based upon their active participation in the strategic planning process, the product development programs and customer relations of the Company. SAM Anderson, an outside Director, has a consulting agreement with the Company which runs through March 31, 2002 at $50,000 per year plus fully vested options to purchase 30,000 shares of the Company's common stock at $1.50 per share which expire in five years. Mr. Anderson also was granted fully vested, five year options to purchase 20,000 shares of the Company's common stock at $1.00 per share in conjunction with a $100,000 bridge loan Mr. Anderson made to the Company on July 2, 1996 and on August 27,1997 was granted fully vested five year options to purchase 100,000 shares at $2.25, and on December 31, 1998 was granted fully vested five year options to purchase 15,000 shares at $4.25. DR. NELSON TENG was granted fully vested, five-year options to purchase 50,000 shares of the Company's common stock at $1.50 per share in January 1997. He was also granted fully vested, five-year options to purchase 15,000 shares at $2.25 on August 27, 1997 and fully vested, five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. EZZAT JALLAD was granted fully vested five-year options to purchase 15,000 shares at $2.25 on August 27, 1997 and fully vested five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. ROBERT CRESCI was granted fully vested five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. The Company has key man insurance on Barry
D. Plost, Michael F. Crowley, Sr., and William J. Cone. There are no family relationships among any of the directors or executive officers of the Company.


                             EXECUTIVE COMPENSATION

The following table sets forth the cash compensation and other consideration paid by the Company to its executive officers whose cash compensation exceeded $100,000.

                                              PAID        PAID       PAID
                                             FISCAL      FISCAL     FISCAL
NAME AND PRINCIPAL POSITION                   1999        1998       1997       OPTIONS              OTHER
---------------------------               -------------------------------------------------------    ------
(8)Barry D. Plost, President,              $225,000      $172,115  $124,167      156,147(1)          (7)(6)
  Chairman and CEO                                                               150,000(2)
                                                                                 100,000(3)
                                                                                 130,000(4)
                                                                               1,058,500(5)
(9)Jerry L. Burdick,                       $140,000(11)  $125,000  $ 83,749       99,110(10)         (7)(6)
   Executive V. P., Secretary and CFO

--------------------
(1) Of these, 56,147 are fully vested five-year options granted on February 6, 1996 at a price of $1.25 and 100,000 are fully vested five-year options granted on August 27, 1997 at a price of $3.00.

(2) These options were granted on February 6, 1996. The prices are 50,000 at $1.00, 50,000 at $2.00, and 50,000 at $3.00 per share. These options were fully vested in January 1997 and expire January 2002.

(3) These options were granted on February 6, 1996 and are fully vested at $1.00 per share, which expire at the end of five years.

(4) Mr. Plost was granted on July 2, 1996 and July 17 1996 fully vested five year options to purchase 130,000 shares of the Company's common stock at and exercise price of $1.00 per share in conjunction with a $400,000 bridge loan Mr. Plost made to the Company on July 2, 1996 and a $50,000 bridge loan he made to the Company on July 17, 1996. The options granted represented 100% of the options granted employees in the year 1997.

(5) Mr. Plost was granted at various times throughout fiscal year 1998 fully vested options to purchase 1,058,500 of the Company's common stock at prices ranging from $2.00 to $3.50, which was the fair market value of the shares on the grant date. These options were granted in conjunction with various bridge loans made by Mr. Plost to the Company.

(6) The Company has established a Management Bonus Pool whereby ten percent (10%) of earnings before taxes which are in excess of $920,549 in the year ending February 28, 1997; $2,590,160 in the year ending February 28, 1998, and $4,384,187 in the year ending February 28, 1999 will be allocated to a bonus pool to be paid pro rata to all officers of the Company on the basis of salaries.

(7) To the extent that quarterly earnings before taxes exceed $100,000, the excess will be paid on a pro-rata basis to all officers up to an annual maximum of $10,000 each.

(8) Effective on February 6, 1996, the Company signed an employment agreement with Mr. Plost through February 5, 1999. The agreement was amended on February 13, 1998, providing for a current annual salary of $225,000.
    Mr. Plost also participates in the Management Bonus Pool on the same basis as other officers of the Company during the term of his agreement and also received certain options as indicated. Mr. Plost was not an employee prior to February 6, 1996.

(9) Effective on February 6, 1996, the Company signed an employment agreement with Mr. Burdick through February 5, 1999. The agreement was amended on February 13, 1998, providing for a current annual salary of $140,000. Mr. Burdick also participates in the Management Bonus Pool on the same basis as other officers of the Company during the term of his agreement and also received stock options as indicated above. Mr. Burdick functioned as an accountant and consultant to the Company prior to February 6, 1996.

(10)Of these, 42,110 are fully vested five year options granted on February 6, 1996 at a price of $1.25; 25,000 are fully vested five year options granted on April 10, 1997 at a price of $2.00; and 32,000 are fully vested five year options granted on December 28, 1998 at a price of $4.25.

(11)Excludes auto allowance of $10,000.

AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY- VALUES END
OPTION/SAR

                                                                             NUMBER OF  SHARES     VALUE OF
                                                                               UNDERLYING         UNEXERCISED
                                                                               UNEXERCISED        IN-THE-MONEY
                                   SHARES ACQUIRED        VALUE                OPTIONS AT          OPTIONS AT
NAME AND PRINCIPAL POSITION          ON EXERCISE        REALIZED               YEAR-END (1)        YEAR-END(1)
---------------------------        ---------------      --------             -----------------    -------------
Barry D. Plost, President,                NA               NA                     56,147          $   259,680
Chairman and CEO                                                                 100,000          $   287,500
                                                                                 150,000          $   581,250
                                                                                 100,000          $   487,500
                                                                                 130,000          $   633,750
                                                                                 858,500          $ 3,210,688
Jerry L. Burdick,                         NA               NA                     99,110          $   343,634
Executive V. P., Secretary and CFO

(1) As of February 28, 1999, there were no options that were unexercisable.

OPTIONS/SAR GRANTS LAST FISCAL YEAR

During the current year Mr. Jerry L. Burdick was granted 32,000 fully vested five-year options on December 28, 1998 at a price of $4.25 which represented 52% of the individual grants to employees during the year. During the preceding year, Mr. Barry D. Plost, the President and CEO, was granted fully vested five-year options to purchase shares at $3.00 on August 27, 1997 which represented 80% of the individual grants during the year and Mr. Jerry L. Burdick was granted fully vested five year options to purchase 25,000 shares at a price of $2.00 on April 10, 1997, which represented 20% of the individual grants during the year. Subsequent to year-end on March 24, 1999, the Company granted Mr. Plost options to purchase 839,011 shares of common stock at an exercise price of $4.25 per share in connection with certain bridge loans made to the Company. In addition, the Company granted Mr. Burdick options to purchase 25,000 shares of common stock at an exercise price of $5.25 per share on the same date.

                              EMPLOYMENT AGREEMENTS

The Company had employment agreements with each of the executive officers of the Company, consisting of: Mr. Barry D. Plost, Chairman, President and Chief Executive Officer; and Mr. Jerry L. Burdick, Executive Vice President and Secretary. The employment agreements with both Mr. Plost and Mr. Burdick were effective on February 6, 1996 and had terms expiring on February 5, 1999. On January 27, 1999, the Board of Directors extended the contract of Mr. Plost by three years to February 5, 2002. Mr. Plost is currently receiving a base salary of $250,000. The Board of Directors also extended the contract of Mr. Burdick for one year to February 5, 2000. Mr. Burdick is currently receiving a base salary of $140,000. Both Mr. Plost and Mr. Burdick are eligible to participate in the management incentive bonus plan if the Company achieves certain performance objectives. Subsequent to year-end, the Company announced the appointment of Mr. James Linesch as Chief Financial Officer, effective September 8, 1999. In conjunction with such appointment, the Company entered into a one-year employment agreement with Mr. Linesch. Compensation under such agreement includes an annual base salary of $140,000, an auto allowance of $750 per month and five year options to purchase 100,000 shares of common stock at an exercise price of $4.25.

Discretionary compensation awards for executives, including stock options are made solely by the Board of Directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common shares at February 28, 1999 of each present director, all officers, all officers and directors as a group and each beneficial owner of more than 5% of the Company's common stock.


                                                                                PRESENTLY
                                                 % OF      COMMON              EXERCISABLE
INDIVIDUAL/GROUP                                 CLASS     SHARES                OPTIONS
------------------------------------------------------- --------------         -----------
Barry D. Plost, President & Chairman              19.8%    393,034               1,394,647
Jerry L. Burdick, Exe VP & Dir                     2.2%     72,647                  99,110
Nelson Teng, Director                              5.1%    315,000                  80,000
Samuel Anderson, Director                          4.6%    191,913                 165,000
Ezzat Jallad, Director                             0.7%     25,000                  30,000
Robert Cresci                                      0.2%                             15,000
All Officers and Directors                        35.3%    998,863               1,783,757
Other beneficial owners:
         Brad Gaspard                              5.8%    441,582
         Pecks Management Partners, Ltd           21.6%       -                  2,100,572
         Consolidated Technologies, Inc.           5.7%    436,364

Of the issued and outstanding shares as of May 1, 1999, no person or entity owns or controls 10% or more of the Company's common stock.


                              CERTAIN TRANSACTIONS

TRANSACTIONS INVOLVING OFFICERS, DIRECTORS AND RELATED PARTIES

BRIDGE LOANS

In September 1998, the Company entered into an agreement with a related party, approved by the Board of Directors, which provided for a bridge loan of $1,250,000. Interest was payable monthly at eleven and one-half percent per annum. In December 1998, the bridge loan was repaid in full and the company issued 193,750 five-year warrants to purchase shares at $4.50 in accordance with the terms of such bridge loan.

In January 1998, the Company entered into agreements with related parties, approved by the Board of Directors, which provided for bridge loans totaling $599,000. The related parties consisted of: Sam Anderson, a director who loaned $133,000; Dr. Nelson Teng, a director who loaned $130,000; Chang Ming Teng, father of Dr. Nelson Teng who loaned $50,000; Ezzat Jallad, a director who loaned $50,000; Stranco Investments Ltd, an investment fund managed by Ezzat Jallad a director which loaned $200,000; and Peggy Burdick, wife of Jerry Burdick an officer and director who loaned $36,000. Interest was payable monthly at ten percent per annum. In connection with the 1998 bridge loans, the Company granted the holders warrants to purchase 599,000 shares of restricted common stock at an exercise price of $3.50, which approximated the fair market value of the shares on the date of grant. In February 1998, these warrants were exchanged for 299,500 shares of restricted common stock. Except for $80,000 to Nelson Teng and $43,000 to Samuel Anderson, the loans were repaid in May 1998.

RELATED PARTY TRANSACTIONS

During the fiscal year ended February 29, 1999, the Company had sales of 629,547 to a related party of which the outstanding balance at August 31, 1999 was $616,477. The Company also had sales to a company that is majority-held by a Director of $951,920 of which the outstanding balance at August 31, 1999 was $951,920.

                            PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Company at its principal executive offices by May 4, 1999 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws. Shareholder proposals intended to be presented at the next annual meeting of stockholders but submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal which is not submitted for inclusion in the Company's proxy statement) must be received by the Company at its principal executive office by July 19, 2000 to be considered timely under the Securities and Exchange Commission's proxy rules.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal years ended February 28, 1997 through 1999, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater-than ten percent beneficial owners have been satisfied.

Messrs. Plost, Burdick, Anderson, Teng and Jallad, Ms. Susan Preston (a former director of the Company) and Messrs. Brian Olson and Brad Rabe (former executive officers of the Company) each filed a delinquent Form 3 - Initial Statement of Beneficial Ownership on February 25, 1998, except for Ms Preston, who reported the required information on a Form 5 - Annual Statement of Beneficial Ownership ("Form 5") filed with the SEC on April 14, 1998.

Mr. Plost filed his initial Form 5 on February 25, 1998, which report covered the fiscal year ended February 28, 1997. Mr. Plost did not file a Form 4 - Statement of Changes in Beneficial Ownership ("Form 4") to cover a disposition (pursuant to Rule 144 under the Securities Act) and two cashless exercises of warrants to purchase Common Stock of the Company, which transactions occurred during fiscal year ended February 28, 1998. Each of these transactions were reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Burdick did not file a Form 4 covering a cashless exercise of warrants to purchase Common Stock of the Company, which transaction occurred during fiscal year ended February 28, 1998. This transaction was reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Anderson filed his initial Form 5 on February 25, 1998, which report covered the fiscal year ended February 28, 1997. Mr. Anderson did not file a Form 4 to cover a purchase of Common Stock of the Company and two cashless exercises of warrants to purchase Common Stock of the Company, which transactions occurred during fiscal year ended February 28, 1998. Each of these transactions were reported on a Form 5 which was filed with the SEC on April 14, 1998.

Dr. Teng did not file a Form 4 covering two cashless exercises of warrants to purchase Common Stock of the Company, which transactions occurred during fiscal year ended February 28, 1998. These transactions were reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Jallad did not file a Form 4 covering a cashless exercise of warrants to purchase Common Stock of the Company, which transaction occurred during fiscal year ended February 28, 1998. This transaction was reported on a Form 5 which was filed with the SEC on April 14, 1998.

Mr. Olson (a former officer of the Company) filed his initial Form 5 on February 25, 1998, which report covered the fiscal year ended February 28, 1997.

Mr. Rabe (a former officer of the Company) did not timely file a form 5 to report two purchases of Common Stock and warrants to purchase shares of Common Stock of the Company (through a private placement approved by the Board of Directors). These transactions were reported by Mr. Rabe on a Form 5 which was filed with the SEC on April 15, 1998.


                                  OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxies in respect of such business in accordance with their best judgement.

The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit Proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. Such assistance may take the form of personal, telephonic or written solicitation or any combination thereof. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                                              By Order of the Board of Directors

                                              Jerry L. Burdick
                                              Secretary
October 29, 1999

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 1, 1999

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Board of Directors' Proxy Statement (the "Proxy Statement"), hereby appoint(s) Barry D. Plost and Jerry L. Burdick, and each of them, Proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SeraCare, Inc. to be held on December 1, 1999, and there to vote all shares of Common Stock of SeraCare, Inc. that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the meeting.

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS APPROVAL OF THE PROPOSALS CONTAINED HEREIN.
                   ( X ) PLEASE MARK VOTES AS IN THIS EXAMPLE

       FOR                       WITHHOLD                   FOR ALL EXCEPT
      (   )                       (   )                         (   )

1. For the election of all nominees listed below (except as otherwise indicated).

         Barry D. Plost                     Ezzat Jallad
         Jerry l. Burdick                   Dr. Nelson Teng
         Samuel Anderson                    Michael F. Crowley, Sr.
         Robert J. Cresci                   William J. Cone

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED BELOW.

The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such business, matters or proposals other than the business set forth herein as may properly come before the meeting and (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling to serve.

------------------------------------------------------   --------------
Stockholder sign above - Co-holder (if any) sign above       Date

------------------------------------------------------   --------------
Stockholder sign above - Co-holder (if any) sign above       Date

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE FOR ALL THE NOMINEES FOR DIRECTOR.

In signing, please write name(s) exactly as appearing in the imprint on this Proxy. For shares held jointly, each joint owner must sign. If signing in any other capacity, please indicate your full title.

PLEASE SIGN, DATE AND MAIL IN THE POSTAGE PAID ENVELOPE PROVIDED.